Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Sep. 30, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 78,345
2022	63,819
2023	46,672
2024	38,954
2025	34,534
Thereafter	34,010
Total	$ 296,334	$ 205,162